AMENDMENT


     This agreement (the "Amendment") is made and entered into on January 27, 2004 by and between Media and Entertainment.com, Inc. ("M&E") and Winsonic Holdings, Ltd.
("Winsonic").

                     W I T N E S S E T H


     WHEREAS, M&E and Winsonic have entered into an Addendum dated December 11, 2003 to the Existing Agreement between
M&E and Winsonic;

     WHEREAS, M&E and Winsonic desire to amend the Addendum conditioned upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the promises and the covenants and agreements hereinafter set forth, the parties agree as follows:

  1. The last sentence in paragraph 9 is revised to read as follows: "The new agreement finalizing this binding
     Addendum shall close upon the approval of the Audited
     Financials no later than March 31, 2004.

  2. Other than as provided herein, the Addendum remains in full force and effect.

     IN WITNESS WHEREAS, the parties hereto have executed this Amendment as of the day and year first above written.



                         MEDIA AND ENTERTAINMENT.COM, INC.


                          By: /s/ Jon J. Jannotta
                              --------------------
                          Jon J. Jannotta, V.P.


                         WINSONICS HOLDING, Ltd.



                         By: /s/ Winston Johnson
                             --------------------
                          Winston Johnson, Chairman